                                                                EXHIBIT h(43)(d)

                                 AMENDMENT NO. 3
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, First Allmerica Financial Life Insurance Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER                               SEPARATE ACCOUNTS                       POLICIES FUNDED BY THE
THE POLICIES                                        UTILIZING THE FUNDS                     SEPARATE ACCOUNTS
--------------------------------------------------- --------------------------------------- -----------------------------------
AIM V.I. Aggressive Growth Fund                     Fulcrum Account of First Allmerica      A3025-96GRC
AIM V.I. Blue Chip Fund                             Financial Life Insurance Company
AIM V.I. Capital Appreciation Fund
AIM V.I. Dent Demographic Trends Fund               --------------------------------------- -----------------------------------
AIM V.I. Growth Fund
AIM V.I. High Yield Fund                            FUVUL Separate Account of First         1036.NY-99GRC
AIM V.I. International Equity Fund                  Allmerica Financial Life Insurance
AIM V.I. Value Fund                                 Company

                                                    --------------------------------------- -----------------------------------

                                                    Separate Account VA-P of First          Pioneer Vision; Pioneer C-Vision;
                                                    Allmerica Financial Life Insurance      and Pioneer XtraVision; A3030-99
                                                    Company

                                                    --------------------------------------- -----------------------------------

                                                    Separate Account VA-K(Delaware) of      Delaware Medallion; Delaware
                                                    First Allmerica Financial Life          Golden Medallion; A3030-99
                                                    Insurance Company

                                                    --------------------------------------- -----------------------------------

                                                    Separate Account VA-K of First          A3030-99; Agency Ultimate
                                                    Allmerica Financial Life Insurance      Advantage; First Union VIA
                                                    Company

                                                    --------------------------------------- -----------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: May 1, 2000


                                             AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ ROBERT H. GRAHAM
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Robert H. Graham
Title: Assistant Secretary                   Title: President


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                                             A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ MICHAEL J. CEMO
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Michael J. Cemo
Title: Assistant Secretary                   Title: President


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                                             FIRST ALLMERICA FINANCIAL LIFE
                                             INSURANCE COMPANY


Attest: /s/ KATHLEEN DENICHOLAS              By: /s/ RICHARD M. REILLY
       -----------------------------            --------------------------------
Name:  Kathleen DeNicholas                   Name:  Richard M. Reilly
Title: Counsel                               Title: Vice President



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                                             ALLMERICA INVESTMENTS, INC.


Attest: /s/ KATHLEEN DENICHOLAS              By: /s/ DAVID J. MUELLER
       -----------------------------            --------------------------------
Name:  Kathleen DeNicholas                   Name:  David J. Mueller
Title: Counsel                               Title: FINOP



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